                                                                   EXHIBIT 10.21

IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

                            GMS DENTAL GROUP, INC.
                      1996 PERFORMANCE STOCK OPTION PLAN

                       INCENTIVE STOCK OPTION AGREEMENT

     GMS Dental Group, Inc., a Delaware corporation (the "Company"), hereby grants an option to purchase Shares of its common stock to the optionee named below. The terms and conditions of the option are set forth in this cover sheet, in the attachment and in the Company's 1996 Performance Stock Option Plan (the "Plan").

Date of Option Grant: 12-4-96
                      -------

Name of Optionee: Norman Huffaker
                  ---------------

Optionee's Social Security Number: ###-##-####
                                   -----------

Number of Shares of Common Stock Covered by Option: 50,000
                                                    ------

Exercise Price per Share: $.20
                          ----

Vesting Start Date: 12-4-96
                    -------


     By signing this cover sheet, you agree to all of the terms and conditions described in the attached Agreement and in the Plan, a copy of which is also enclosed.


Optionee: Norman R. Huffaker     /s/ NORMAN R. HUFFAKER
          ---------------------------------------------
                          (Signature)


Company:  Grant M. Sadler        /s/ GRANT M. SADLER
          ---------------------------------------------
                          (Signature)

          Title: President
                 --------------------------------------


Attachment
----------

                                                                   EXHIBIT 10.18

                             GMS DENTAL GROUP, INC.
                             1996 STOCK OPTION PLAN

                        INCENTIVE STOCK OPTION AGREEMENT


INCENTIVE STOCK       This Option is intended to be an incentive stock option
OPTION                under Section 422 of the Internal Revenue Code and will
                      be interpreted accordingly.

VESTING The Option Shares shall be unvested and subject to repurchase by the Company at the Exercise Price paid per share ($.20 per share). Optionee shall acquire a vested interest in, and the Company's repurchase right shall accordingly lapse with respect to, (i) twenty-five percent (25%) of the Option Shares upon Optionee's completion of one (1) year of Service measured from the Vesting Commencement Date and (ii) the balance of the Option Shares in a series of thirty-six (36) successive equal monthly installments upon Optionee's completion of each additional month of Service over the thirty-six (36)-month period measured from the first anniversary of the Vesting Commencement Date. In no event shall any additional Option Shares vest after Optionee's cessation of Service.

TERM Your Option will expire in any event at the close of business at Company headquarters on the day before the 10th anniversary of the Date of Grant, as shown on the cover sheet. (It will expire earlier if your Company service terminates, as described below.)

REGULAR               If your Service terminates for any reason except death or
TERMINATION           Disability, then your Option will expire at the close of
                      business at Company headquarters no less than 30 days after your termination date.

DEATH If you die as an Employee, then your Option will expire at the close of business at Company headquarters on a day not less than 6 months after the date of death. During the 6-month period, your estate or heirs may exercise the vested portion of your Option.

DISABILITY            If your Service terminates because of your Disability,
                      then your Option will expire at the close of business at the Company headquarters on the day not less than 6 months after your termination date.

LEAVES OF ABSENCE     For purposes of this Option, your status as an Employee
                      does not terminate when you go on a military leave, a sick leave or another bona fide leave of absence that was approved by the Company in writing if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law.
                      Your status as an Employee terminates in any event when the approved leave ends, unless you immediately return to active work.

                      The Company determines which leaves count for this purpose, whether your Option continues to vest during a leave and when your service terminates for all purposes under the Plan.

NOTICE OF EXERCISE    When you wish to exercise this Option, you must notify the
                      Company by filing the proper "Notice of Exercise" form at the address given on the form. The Company may prescribe a minimum number of shares of Common Stock which may be purchased. Your notice must specify how many shares of Common Stock you with to purchase. Your notice must also specify how your Common Stock should be registered (in your name only or in your and your spouse's names as community property or as joint tenants with right of survivorship). The notice will be effective when it is received by the Company.

                      If someone else wants to exercise this Option after your death, that person must prove to the Company's satisfaction that he or she is entitled to do so.

RESTRICTIONS ON       The Company will not permit you to exercise this Option if
EXERCISE              the issuance of shares of the Company's Common Stock at
                      that time would violate any law or regulation.

PERIODS OF            Any other provision of this Agreement notwithstanding, the
NONEXERCISABILITY     Company shall have the right to designate one or more
                      periods of time, each of which shall not exceed 180 days in length, during which this Option shall not be exercisable if the Company determines (in its sole discretion) that such limitation on exercise could in any way facilitate a lessening of any restriction on transfer pursuant to the Securities Act of 1933 (the "Securities
                      Act") or any state securities laws with respect to any issuance of securities by the Company, facilitate the registration or qualification of any securities by the Company under the Securities Act or any state securities laws, or facilitate the perfection of any exemption from the registration or qualification requirements of the Securities Act or any applicable state securities laws for the issuance or transfer of any securities. Such limitation on exercise shall not alter the vesting schedule set forth in this Agreement other than to limit the periods during which this Option shall be exercisable.

*Form of Payment      When you submit your notice of exercise, you must include
                      payment of the Option exercise price for the Option Shares you are purchasing. Payment may be made in one (or a combination) of the following forms:

                      . Promissory Note in favor of the Company, your personal check, a cashier's check or a money order.

                      . Shares of the Company's Common Stock which have already been owned by you for any time period specified by the Committee and which are surrendered to the Company. The value of such shares, determined as of the effective date of the Option exercise, will be applied to the Exercise Price.

                      . To the extent that a public market for the Option Shares exists as determined by the Company, by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Option Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

WITHHOLDING TAXES     You will not be allowed to exercise this Option unless you make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the Option exercise or the sale of Option Shares acquired upon exercise of this Option.

RESTRICTIONS ON       You agree that the Option Shares may not be sold,
RESALE                transferred, pledged or otherwise disposed of until the
                      repurchase rights with respect to those Option Shares expire. By signing this Agreement, you agree not to sell any Option Shares at a time when applicable laws, regulations or Company or underwriter trading policies prohibit a sale.

                      You represent and agree that the Option Shares to be acquired upon exercising this Option will be acquired for investment, and not with a view to the sale or distribution thereof.

                      In the event that the sale of Option Shares under the Plan is not registered under the Securities Act of 1933, as amended, but an exemption is available which requires an investment representation or other representation, you shall represent and agree at the time of exercise that the Option Shares being acquired upon exercising this Option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

THE COMPANY'S         In the event that you propose to sell, pledge or otherwise
RIGHT OF FIRST        transfer to a third party any Option Shares acquired
REFUSAL               under this Agreement, or any interest in such Option
                      Shares, the Company shall have the "Right of First
                      Refusal" with respect to all (and not less than all) of such Option Shares. If you desire to transfer Option
                      Shares acquired under this Agreement, you must give a written "Transfer Notice" to the Company describing fully the proposed transfer, including the number of Option
                      Shares proposed to be transferred, the proposed transfer price and the name and address of the proposed transferee.
                      The Transfer Notice shall be signed both by you and by the proposed new transferee and must constitute a binding commitment of both parties to the transfer of the Option
                      Shares. The Company shall have the right to purchase all, and not less than all, of the Option Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted in the next paragraph) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company. The
                      Company's rights under this Subsection shall be freely assignable, in whole or in part.

                      If the Company fails to exercise is Right of First Refusal within 30 days after the date when it received the Transfer Notice, you may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Option Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different form those described in the Transfer Notice, as well as any subsequent proposed transfer by you, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in the paragraph above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Option Shares on the terms set forth in the Transfer Notice within 60 days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Option Shares was to be made in a form other than lawful money paid at the time of transfer, the Company shall have the Option of paying for the Option Shares with lawful money equal to the present value of the consideration described in the Transfer Notice.*

                      The Company's Right of First Refusal shall inure to the benefit of its successors and assigns and shall be binding upon any transferee of the Option Shares.

                      The Company's Right of First Refusal shall terminate in the event that the Company's Common Stock is listed on an established stock exchange or is quoted regularly on the Nasdaq National Market.

RIGHT OF              Following termination of your Service for any reason, the
REPURCHASE            Company shall have the right to repurchase all of those
                      unvested Option Shares that you have or will acquire under this Option. If the Company fails to provide you with written notice of its intention to purchase such Option
                      Shares before or within 30 days of the date the Company receives written notice from you of your termination of Service, the Company's right to purchase such Option
                      Shares shall terminate. If the Company exercises its right to purchase such Option Shares, the Company will consummate the purchase of such Option Shares within 60 days of the date of its written notice to you. The purchase price for any Option Shares repurchased shall be equal to the Exercise Price for those Option Shares ($.20 per share) and shall be paid in cash, or by cancellation of all or a portion of any indebtedness owed by you to the Company. To secure its repurchase right, the Company shall retain the certificates representing Option Shares until such time as the repurchase rights expire as provided herein. Upon any exercise of repurchase rights, the Company shall be authorized to transfer or cancel the Option Shares so repurchased without any further actions of you.

TRANSFER OF OPTION    Prior to your death, only you may exercise this Option.
                      You cannot transfer or assign this Option. For instance, you may not sell this Option or use it as security for a loan. If you attempt to do any of these things, this Option will immediately become invalid. You may, however, dispose of this Option in your will or designate a beneficiary.

                      Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your spouse or former spouse, nor is the Company obligated to recognize such individual's interest in your Option in any other way.

RETENTION RIGHTS      Neither your Option nor this Agreement give you the right
                      to be retained by the Company (or any subsidiaries) in any capacity. The Company (and any subsidiaries) reserve the right to terminate your Service at any time for any reason.

SHAREHOLDER RIGHTS    You, or your estate or heirs, have no rights as a
                      shareholder of the Company until a certificate for the shares of the Company's Common Stock acquired upon exercise of this Option has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

ADJUSTMENTS           On the event of a stock split, a stock dividend or a
                      similar change in the outstanding Common Stock of the Company, the number of shares of the Company's Common
                      Stock covered by this Option and the exercise price per share may be adjusted pursuant to the Plan. Your Option shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity.

AMENDMENTS AND        This Agreement may be amended in writing signed by both
ADMINISTRATION        parties.  The Committee shall have the sole discretion to
                      interpret and administer this Agreement and to adopt rules and policies to administer and enforce this Agreement.

LEGENDS All certificates representing the Option Shares issued upon exercise of this Option shall, where applicable, have endorsed thereon the following legends:

                      "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OPTIONS TO PURCHASE SUCH SHARES SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR HIS OR HER PREDECESSOR IN INTEREST. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY BY THE HOLDER OF RECORD OF THE SHARES REPRESENTED BY THIS CERTIFICATE."

                      "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED."

APPLICABLE LAW        This Agreement will be interpreted and enforced under the
                      laws of the State of California.

THE PLAN AND          The text of the Plan is incorporated in this Agreement by
OTHER AGREEMENTS      reference.  Certain capitalized terms used in this
                      Agreement or in the Notice of Grant which are not defined herein or in the Notice of Grant shall have the meanings defined in the Plan.

ENTIRE AGREEMENT      This Agreement, that certain employment letter, dated
                      February 26, 1997, by and between you and the Company, as amended or superseded from time to time, and the Plan constitute the entire understanding between you and the Company regarding this Option and Option Shares. Any prior agreements, commitments or negotiations concerning this Option or Option Shares are superseded.

     By signing the cover sheet of this Agreement, you agree to all of the terms and conditions described above and in the Plan.